Exhibit 99 (b)

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                     PURSUANT TO 18 U.S.C. SECTION 1350

    In connection with the Form 10-Q of National Bankshares, Inc. for the quarter ended June 30, 2002, I, J. Robert Buchanan, Treasurer and Chief Financial Officer of National Bankshares, Inc. hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-Q for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-Q for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of National Bankshares, Inc.


/s/ J. ROBERT BUCHANAN
------------------------------------
J. Robert Buchanan
Treasurer and Chief Financial Officer


* Indicates a management contract or compensatory plan required to be filed herein.